INTERNATIONAL SMALL COMPANY FUND

	Class A	Class P
Ticker Symbol(s)	PICAX	PCOPX
Principal Funds, Inc. Summary Prospectus June 11, 2014
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectus. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email to prospectus@principalfunds.com.
This Summary prospectus incorporates by reference the Statutory Prospectus for Classes A and P shares dated June 11, 2014 and the Statement of Additional Information dated December 30, 2013 as amended and restated June 11, 2014 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 24 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 53 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment):

	Class A	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	None

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management Fees	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	N/A
Other Expenses (1)	0.61%	0.50%
Total Annual Fund Operating Expenses	1.91%	1.55%
Expense Reimbursement (2)	(0.31)%	(0.30)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.60%	1.25%

(1) Based on estimated amounts for the current fiscal year.
(2) Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.60% for Class A shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limit will continue through the period ending December 29, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A	$704	$1,089
Class P	$127	$460
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years
Class A	$704	$1,089
Class P	$127	$460
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new Fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. For this Fund, companies with small market capitalizations are those with market capitalizations within the range of companies comprising the MSCI World ex-USA Small Cap Index (as of December 31, 2013, this range was between approximately $69 million and $8.4 billion). The Fund invests primarily in foreign equity securities. The Fund has no limitation on the percentage of assets that is invested in any one

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country or denominated in any one currency, but the Fund typically invests in foreign securities of more than 10 countries. Primary consideration is given to securities of corporations of developed areas, such as Japan, Western Europe, Canada, Australia, and New Zealand. The Fund actively trades securities.
Principal Risks
The Fund may be an investment for investors seeking long-term growth of capital in markets outside of the U.S., who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equity securities which trade in non-U.S. currencies.
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the MSCI World ex-USA Small Cap Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
Management
Investment Advisor:    Principal Management Corporation
Sub-Advisor(s) and Portfolio Manager(s):
Principal Global Investors, LLC

•	Tiffany N. Lavastida (since 2014), Portfolio Manager

•	Brian W. Pattinson (since 2014), Portfolio Manager

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Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):

• For Class P Shares
• There are no minimum initial or subsequent investment requirements for an eligible purchaser.
• For share classes other than Class P: Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• For share classes other than Class P: Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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